EXHIBIT 1
JOINT FILING AGREEMENT
     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

INTERNATIONAL MANAGED CARE, LLC

By:	Insurance Partner, L.P., its managing member

	By:	Insurance GenPar, L.P., its general partner

		By:	Insurance GenPar MGP, L.P., its general partner

			By:	Insurance GenPar MGP, Inc., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE PARTNERS, L.P.

By:	Insurance GenPar, L.P., its general partner

	By:	Insurance GenPar MGP, L.P., its general partner

		By:	Insurance GenPar MGP, Inc., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE GENPAR, L.P.

By:	Insurance GenPar MGP, L.P., its general partner

	By:	Insurance GenPar MGP, Inc., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE GENPAR MGP, L.P.

By:	Insurance GenPar MGP, Inc., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE GENPAR MGP, INC.

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INTERNATIONAL MANAGED CARE (BERMUDA), L.P.

By:	Insurance Partner Offshore (Bermuda), L.P., its general partner

	By:	Insurance GenPar (Bermuda), L.P., its general partner

		By:	Insurance GenPar (Bermuda) MGP, L.P., its general partner

			By:	Insurance GenPar (Bermuda) MGP, Ltd., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE PARTNERS OFFSHORE (BERMUDA), L.P.

By:	Insurance GenPar (Bermuda), L.P., its general partner

	By:	Insurance GenPar (Bermuda) MGP, L.P., its general partner

		By:	Insurance GenPar (Bermuda) MGP, Ltd., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE GENPAR (BERMUDA) L.P.,

By:	Insurance GenPar (Bermuda) MGP, L.P., its general partner

	By:	Insurance GenPar (Bermuda) MGP, Ltd., its general Partner

By: Robert A. Spass Title: President

INSURANCE GENPAR (BERMUDA) MGP, L.P.

By:	Insurance GenPar (Bermuda) MGP, Ltd., its general Partner

/s/ Robert A. Spass

By: Robert A. Spass Title: President

INSURANCE GENPAR (BERMUDA) MGP, LTD.

/s/ Robert A. Spass

By: Robert A. Spass Title: President